U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.
(the “Fund”)
Supplement dated February 5, 2024 to the Prospectus
of the Fund, dated May 1, 2023 (the “Prospectus”)
The section of the Prospectus entitled “Fund Summary — Example” is deleted in its entirety and replaced with the following:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remains the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years*	5 years*	10 years*
Class A	$579	$1,109	$1,664	$3,172
Class P	$238	$848	$1,484	$3,193

*
The Expense Example amounts assume that the Expense Limitation Agreement remains in effect only through June 30, 2024. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year of the Expense Limitation Agreement

* * *
Shareholders should retain this Supplement for future reference